                                                                    EXHIBIT 4.1



      NUMBER                                                        SHARES

  SH_______

                        SUMMIT HOLDING SOUTHEAST, INC.

                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                                              CUSIP 866078 10 8

             INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA

This Certifies That




is the owner of


      SHARES OF ONE CENT (1 CENT) PAR VALUE EACH OF THE COMMON STOCK OF
                        SUMMIT HOLDING SOUTHEAST, INC.


fully paid and non-assessable, transferable on the books of the Corporation by the holder hereof in person or by Attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent.

        In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation.

Dated:

                                  CORPORATE

                                     SEAL


           SECRETARY                                            PRESIDENT



COUNTERSIGNED:

ChaseMellon Shareholder Services, L.L.C.
                                     TRANSFER AGENT

BY

                               AUTHORIZED SIGNATURE


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                        SUMMIT HOLDING SOUTHEAST, INC.


     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES, AND LIMITATIONS APPLICABLE TO EACH CLASS OF STOCK OF THE CORPORATION AND THE VARIATIONS IN RIGHTS, PREFERENCES, AND LIMITATIONS DETERMINED FOR EACH SERIES (AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES). SUCH REQUEST MAY BE MADE TO THE CORPORATION AT ITS PRINCIPAL OFFICE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be contrued as though they were written out in full according to applicable laws or regulations:

   TEN COM  --- as tenants in common                     UNIF TRANS MIN ACT             Custodian
   TEN ENT  --- as tenants by the entireties                               ----------------------------------
   JT TEN   --- as joint tenants with right of                                (Cust)                  (Minor)
                survivorship and not as tenants                             under Uniform Gifts to Minors
                in common                                                   Act
                                                                                -----------------------------
                                                                                          (State)

    Additional abbreviations may also be used though not in the above list.

     For value received,______________________________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________


_______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE)

_______________________________________________________________________________



_______________________________________________________________________________



________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.



Dated_______________________



                        ________________________________________________________
                        NOTICE: The signature of this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.


SIGNATURE(S) GUARANTEED:
                        ________________________________________________________
                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, BANK, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17 Ad-15.